Inventories	12 Months Ended
Dec. 31, 2024
Inventories
Inventories

20.Inventories

	At December 31,
(Euro thousands)	2024	2023
Raw materials, ancillary materials and consumables	12,688	16,527
Work-in-progress and semi-finished products	7,784	9,425
Finished goods	69,240	81,223
Other	—	9
Total inventories	89,712	107,184

The cost of inventories recognized as an expense in cost of sales amounted to €145,847 thousand and €175,236 thousand for the years ended December 31, 2024 and 2023 respectively.

For the years ended December 31, 2024 and 2023, the net amount of €5,667 thousand and €5,555 thousand inventory impairment loss was reversed respectively as the goods were sold at an amount in excess of the written-down value. The amount reversed or recognized was within cost of sales.